EXHIBIT 10.3

SECOND CONSENT, ASSUMPTION, AND MODIFICATION AGREEMENT

SECOND CONSENT, ASSUMPTION, AND MODIFICATION AGREEMENT (this “Agreement”) is entered into to be effective as of November 6, 2019 (the “Effective Date”), by and among ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company (“Borrower”), ASHFORD OAINC II INC., a Maryland corporation (“OAINC2”), formerly known as Ashford Inc., a Maryland corporation (“Old Parent”), formerly known as Ashford Holding Corp., a Maryland corporation, and successor in interest by merger with Ashford Merger Sub Inc., a Maryland corporation (“New Merger Sub”), ASHFORD INC., a Nevada corporation (“New Parent”), formerly known as Ashford Nevada Holding Corp., a Nevada corporation, ASHFORD ADVISORS, INC., a Delaware corporation (“Advisors”), ASHFORD HOSPITALITY ADVISORS LLC, a Delaware limited liability company (“Hospitality Advisors”), ASHFORD LENDING CORPORATION, a Delaware corporation (“Lending”), LISMORE CAPITAL LLC, a Delaware limited liability company (“Lismore”), AINC KALIBRI HOLDCO LLC, a Delaware limited liability company (“Kalibri”), PREMIER PROJECT MANAGEMENT LLC, a Maryland limited liability company (“Premier”), PREMIER ARCHITECTURE LLC, a Delaware limited liability company (“Architecture”), and ASHFORD OAINC, INC., a Maryland corporation, formerly known as Ashford Inc., a Maryland corporation, and successor in interest by merger with Ashford Merger Sub Inc., a Maryland corporation (“OAINC”, and Advisors, Hospitality Advisors, Lending, Lismore, Kalibri, Premier, Architecture, and OAINC are collectively, “Subsidiary Guarantors” and individually a “Subsidiary Guarantor”), the lenders party to the Credit Agreement (defined below) (“Lenders”), and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”).

R E C I T A L S

A.                                    Borrower, Old Parent, the Lenders, and Administrative Agent are parties to that certain Credit Agreement dated as of March 1, 2018, providing for a revolving credit facility in the amount of $35,000,000.00 with possible future increases by an additional $40,000,000.00 (the “Credit Agreement”).

B.                                    The obligations of Borrower pursuant to the Credit Agreement are guaranteed by Old Parent pursuant to Article X of the Credit Agreement (the “Parent Guaranty”).

C.                                    In addition to the Parent Guaranty, the obligations of Borrower pursuant to the Credit Agreement are guaranteed by each Subsidiary Guarantor pursuant to that certain Guaranty Agreement dated as of March 1, 2018, executed by Subsidiary Guarantors for the benefit of Administrative Agent and Lenders (the “Subsidiary Guaranty”), and joined by OAINC on August 8, 2018, joined by Premier on September 7, 2018 and joined by Architecture on July 2, 2019.

D.                                    To secure the obligations of Borrower pursuant to the Credit Agreement, Borrower, Old Parent and Subsidiary Guarantors have granted a security interest pursuant to that certain Security and Pledge Agreement dated as of March 1, 2018, executed by Borrower, OAINC and the other Subsidiary Guarantors (the “Security Agreement”), and joined by Old Parent on August 8, 2018, joined by Premier on September 7, 2018 and joined by Architecture on July 2, 2019.

E.                                     (a) Effective as of April 18, 2019, Old Parent formed New Parent as a wholly-owned Subsidiary of Old Parent, (b) effective as of April 12, 2019, New Merger Sub was formed, (c) effective as of May 29, 2019, New Merger Sub became a wholly-owned Subsidiary of New Parent, and (d) effective as of November 6, 2019, New Merger Sub merged with and into Old Parent (with Old Parent being the surviving corporation and changing its name to Ashford OAINC II Inc.), becoming a wholly owned Subsidiary of New Parent, with the shareholders of Old Parent receiving shares of New Parent on a one-for-one basis in exchange for their current shares of Old Parent (collectively, the “Reorganization”).

F.                                      Borrower has requested that Lenders and Administrative Agent consent to the Reorganization, provided that (a) New Parent assumes and confirms the obligations, rights, Liens, and security interests of Old Parent created under the Credit Agreement, the Parent Guaranty, the Security Agreement, and the other Loan Documents and (b) OAINC2 executes and delivers to Administrative Agent a joinder to the Subsidiary Guaranty.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Terms and References.  Unless otherwise stated in this Agreement (a) terms defined in the Credit Agreement have the same meanings when used in this Agreement, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.                                      Consent.  Subject to the terms and conditions contained herein, Lenders and Administrative Agent hereby consent to the Reorganization.

3.                                      Assumption.  New Parent hereby assumes all of the debts, obligations, and liabilities of Old Parent under or pursuant to the Credit Agreement, the Parent Guaranty, the Security Agreement, and each of the other Loan Documents.

4.                                      Assumption Documents.  Borrower, OAINC2, and New Parent shall execute and deliver to Administrative Agent, or cause to be delivered to Administrative Agent, each of the documents listed on Schedule A attached hereto on or before the date listed for each such item on Schedule A (or such later date as may be approved by Administrative Agent its sole discretion and communicated to Borrower via e-mail or otherwise) (such documents, together with this Agreement, being collectively, the “Assumption Documents”), each dated as of the Effective Date.

5.                                      Amendments to the Credit Agreement.

(a)                                 The introductory paragraph to the Credit Agreement is hereby deleted in its entirety and is replaced with the following:

“This CREDIT AGREEMENT (“Agreement”) is entered into as of March 1, 2018, among ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), ASHFORD INC., a Nevada corporation, formerly known as Ashford Nevada Holding Corp., a Nevada corporation (the “Parent”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer.”

(b)                                 Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the correct alphabetical order:

“Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a)(i) Consolidated EBITDA, plus (ii) rentals payable under leases of real or personal, or mixed, property, less (iii) the aggregate amount of all recurring maintenance capital expenditures to (b) the sum of (i) Consolidated Interest Charges, (ii) the aggregate principal amount of all regularly scheduled principal payments or redemptions or similar acquisitions for value of outstanding debt for borrowed money, but excluding any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, (iii) rentals payable under leases of real or personal, or mixed, property, other than lease payments under the Marietta Lease, (iv) the aggregate amount of all Restricted Payments (including, without limitation, with respect to the Preferred Interests) and (v) the aggregate amount of Federal, state, local and foreign income taxes paid in cash, in each case, of or by Consolidated Parties on a consolidated basis for the period of the four (4) fiscal quarters most recently ended.

“Marietta Lease” means that certain Lease dated as of March 1, 2008, by and between The City of Marietta, Georgia, as agent for Downtown Marietta Development Authority and Marietta Leasehold, L.P., as amended.

“Preferred Interests” means the Series D Convertible Preferred Stock, par value $0.001 per share of Parent, together with any other preferred Equity Interests issued in connection therewith or in substitution thereof.

(c)                                  Section 1.03(b) of the Credit Agreement is hereby amended to add the following sentence after the last sentence thereof:

Without limiting the foregoing and notwithstanding anything to the contrary in the Loan Documents, leases that would have constituted operating leases or capital leases in accordance with GAAP prior to the adoption of FASB ASC Topic 842 (Leases) (as adopted on February 25, 2016) shall be considered operating leases or capital leases, respectively, for all purposes of the Loan Documents, notwithstanding any classification under GAAP in effect on the Closing Date or any change in GAAP relating thereto, unless the Borrower and other requisite parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above. The Marietta Lease shall not be included in Consolidated Funded Indebtedness, nor shall the Marietta Lease or rental payments made in accordance with the terms thereof be included in Consolidated Interest Charges.

(d)                                 Section 7.06 of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:

7.06                        Restricted Payments.  Declare or make any Restricted Payment, provided, that so long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Parent may (a) declare or pay cash dividends to its stockholders and (b) repurchase its Equity Interests, in each case, solely out of cash available for distribution of the Parent and its Subsidiaries. Notwithstanding the prior sentence, in no event shall any Restricted Payment be made with respect to the common stock of Parent unless, both before and after giving effect to any such payment, Borrower shall have demonstrated to Administrative Agent’s satisfaction that the Consolidated Fixed Charge Coverage Ratio is greater than 1.0 to 1.0.

(e)                                  Section 7.11(b) of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:

(b)                                 Advisory Leverage Ratio.  Permit the Advisory Leverage Ratio at any time during any period of four fiscal quarters of the Parent, to be greater than 2.00 to 1.0.

(f)                                   Section 7.11(d) of the Credit Agreement is hereby deleted in its entirety and is replaced with the following:

(d)                                 Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Parent, to be greater than 3.00 to 1.0.

(g)                                 Section 7.11 of the Credit Agreement is hereby amended to add the following new clause (e) at the end thereof:

(e)                                  Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed Charge Coverage Ratio at any time during any period of four fiscal quarters of the Parent, to be less than (i) for the period ending on or before the Initial Maturity Date, 1.25 to 1.0 and (ii) for the period ending on or after the Initial Maturity Date, 1.50 to 1.0.

(g)                                 Article VII of the Credit Agreement is hereby amended to add the following new Section 7.17 at the end thereof:

7.17                        Amendments or Modifications of Preferred Interests.  Without the prior written consent of Administrative Agent, make or approve any material amendment, modification, or change to the terms of any Preferred Interests.

(h)                                 Schedule 5.13 to the Credit Agreement is hereby deleted in its entirety and is replaced with Schedule 5.13 attached hereto.

6.                                      Other Amendments.

(a)                                 All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)                                 All references in the Loan Documents to Old Parent shall henceforth include references to New Parent.

(c)                                  Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

7.                                      Ratifications.  Borrower, New Parent, OAINC2, and each Subsidiary Guarantor (a) ratify and confirm all provisions of the Loan Documents as amended by the Assumption Documents, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to Lenders and Administrative Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by the Reorganization or the Assumption Documents and continue to guarantee, assure, and secure full payment and performance of the present and future Obligations, (c) consent and agree to the Reorganization and the Assumption Documents’ execution and delivery, (d) waive notice of acceptance of this Agreement, which Agreement binds each such Person and their successors and permitted assigns and inures to Lenders and Administrative Agent, and their respective successors and permitted assigns, and (e)  agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

8.                                      Representations.  Borrower, New Parent, and OAINC2 each represent and warrant to Lenders and Administrative Agent that as of the date of this Agreement: (a) the Assumption Documents have been duly authorized, executed, and delivered by each Loan Party that is a party thereto; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by the Loan Parties of the Assumption Documents; (c) the Loan Documents, as amended by the Assumption Documents, are valid and binding upon the Loan Parties and are enforceable against the Loan Parties in accordance with their respective terms; (d) the execution, delivery, and performance by the Loan Parties of the Assumption Documents do not require the consent of any other person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Loan Party is a party or by which any Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to the Assumption Documents, no Default or Event of Default exists.

9.                                      Continued Effect.  Except to the extent amended hereby, all terms, provisions and conditions of the Loan Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

10.                               Conditions Precedent.  This Agreement shall not be effective unless and until: (a) Administrative Agent receives executed counterparts of the Assumption Documents and each of the documents listed on Schedule A attached hereto on or before the date listed for each such item on Schedule A (or such later date as may be approved by Administrative Agent its sole discretion and communicated to Borrower via e-mail or otherwise); and (b) the representations and warranties in this Agreement are true and correct in all material respects on and as of the date of this Agreement.

11.                               Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be subject to the provisions regarding choice of law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial set forth in Section 11.14 and 11.15 of the Credit Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Agreement may be executed in any number of counterparts (originals or facsimile copies followed by original executed counterparts within two (2) Business Days, but the failure to deliver original executed counterparts shall not affect the validity, enforceability, and binding effect of this Agreement) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document. Borrower shall pay the reasonable fees and expenses of counsel for Administrative Agent incurred in connection with this Amendment in accordance with Section 11.04 of the Credit Agreement.

12.                               RELEASE.  BORROWER, NEW PARENT, OAINC2, AND EACH OTHER LOAN PARTY ACKNOWLEDGES THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR ANY LENDER.  BORROWER, NEW PARENT, OAINC AND EACH OTHER LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT AND EACH LENDER, AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS

(COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER, NEW PARENT, OAINC OR ANY OTHER LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE “LOAN”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

13.                               ENTIRETIES.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED BY THIS AGREEMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

14.                               Parties.  This Agreement binds and inures to Borrower, New Parent, OAINC2, each other Loan Party, Lenders and Administrative Agent, and their respective successors and permitted assigns.

[Signature Pages to Follow]

EXECUTED as of the date first stated above.

BORROWER:

ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company

By:	Ashford OAINC, Inc., its manager

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	Chief Financial Officer

PARENT:

ASHFORD INC., a Nevada corporation, formerly known as Ashford Nevada Holding Corp., a Nevada corporation

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	Chief Financial Officer

OAINC2:

ASHFORD OAINC II, INC., a Maryland corporation, formerly known as Ashford Inc., a Maryland corporation, formerly known as Ashford Holding Corp., a Maryland corporation, and successor in interest by merger with Ashford Merger Sub Inc.

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	Chief Financial Officer

SUBSIDIARY GUARANTORS:

ASHFORD ADVISORS, INC., a Delaware corporation

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	Chief Financial Officer

Signature Page to

Second Consent, Assumption, and Modification Agreement

ASHFORD HOSPITALITY ADVISORS LLC, a Delaware limited liability company

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	President

ASHFORD LENDING CORPORATION, a Delaware corporation

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	President and Secretary

LISMORE CAPITAL LLC, a Delaware limited liability company

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	Chief Financial Officer

AINC KALIBRI HOLDCO LLC, a Delaware limited liability company

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	President

ASHFORD OAINC, INC., a Maryland corporation, formerly known as Ashford Inc., a Maryland corporation, and successor in interest by merger to Ashford Merger Sub Inc.

By:	/s/ Deric S. Eubanks
	Name:	Deric S. Eubanks
	Title:	Chief Financial Officer

Signature Page to

Second Consent, Assumption, and Modification Agreement

PREMIER PROJECT MANAGEMENT LLC, a Maryland limited liability company

By:	/s/ Mark Matz
	Name:	Mark Matz
	Title:	Chief Operating Officer

PREMIER ARCHITECTURE LLC, a Delaware limited liability company

By:	/s/ Mark Matz
	Name:	Mark Matz
	Title:	Chief Operating Officer

Signature Page to

Second Consent, Assumption, and Modification Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne E. Pickett
Suzanne E. Pickett
Senior Vice President

Signature Page to

Second Consent, Assumption, and Modification Agreement

LENDER:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Suzanne E. Pickett
Suzanne E. Pickett
Senior Vice President

Signature Page to

Second Consent, Assumption, and Modification Agreement

SCHEDULE A

LIST OF ASSUMPTION DOCUMENTS

[Omitted pursuant to Item 601(a)(5) of Regulation S-K]

SCHEDULE 5.13

SUBSIDIARIES AND OTHER EQUITY INVESTMENTS;
LOAN PARTIES

Part (a) - Subsidiaries:

Entity Name	State	Entity Designation	Equity Interests Owned By	Equity % of Owner	Equity Entity Type
AIM General Partner, LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
AIM Management Holdco, LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
AIM Performance Holdco, LP	DE:	Excluded Subsidiary	AIM General Partner, LLC Ashford Hospitality Advisors LLC Monty Bennett Rob Hays	0.01% 59.99% 25% 15%	GP LP LP LP
AIM REHE Funds GP, LP	DE:	Excluded Subsidiary	AIM General Partner, LLC AIM Performance Holdco, LP	0.01% 99.99%	GP LP
AINC Bar Draught LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC Circa 1919 LLC	75% 25%	Member Member
AINC Kalibri Holdco LLC	DE	Loan Party	Ashford Hospitality Advisors LLC	100%	Member
Ashford Advisors, Inc.	DE	Loan Party	Ashford Hospitality Holdings, LLC	100%	Stock
Ashford Alexandria Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Atlanta Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Boston Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member

Entity Name	State	Entity Designation	Equity Interests Owned By	Equity % of Owner	Equity Entity Type
Ashford Hospitality Advisors LLC	DE:	Loan Party	Ashford Advisors, Inc.	100%	Member
Ashford Hospitality Holdings LLC	DE:	Loan Party	Ashford OAINC, Inc. Unitholders Ashford Inc. Ashford OAINC II Inc.	99.8% 0.2% 0.0% 0.0%	Member Member Preferred Member Preferred Member
Ashford Hospitality Select Limited Partnership	DE	Excluded Subsidiary	Ashford Select OP General Partner LLC Ashford Select OP Limited Partner LLC	0% 100%	GP LP
Ashford Hospitality Select, Inc.	MD	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Stock
Ashford Investment Management, LLC	DE:	Excluded Subsidiary	AIM Management Holdco, LLC	100%	Member
Ashford Lending Corporation	DE:	Loan Party	Ashford Hospitality Advisors LLC	100%	Stock
Ashford Minneapolis Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Nashville Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford New York Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Pav Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Posada Leasing LLC	DE	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Princeton Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Sarasota Leasing LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Scotts Valley Leasing LLC	DE	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member

Entity Name	State	Entity Designation	Equity Interests Owned By	Equity % of Owner	Equity Entity Type
Ashford Select OP Limited Partner LLC	DE:	Excluded Subsidiary	Ashford Hospitality Select, Inc.	100%	Member
Ashford Select OP General Partner LLC	DE:	Excluded Subsidiary	Ashford Hospitality Select, Inc.	100%	Member
Ashford Select TRS Corporation	DE:	Excluded Subsidiary	Ashford Hospitality Select Limited Partnership	100%	Stock
Ashford Inc.	NV	Loan Party	Public shareholder	100%	Stock
Ashford Yountville II Leasing LC	DE	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Entrava		Excluded Subsidiary	OpenKey, Inc.	100%
Lismore Capital LLC	DE	Loan Party	Ashford Hospitality Advisors LLC	100%	Member
OpenKey, Inc.	DE	Excluded Subsidiary	Ashford Lending Corporation	49.72%	Pref Stock
Ashford OAINC, Inc.	MD	Loan Party	Ashford OAINC II Inc.	100%	Stock
Ashford OAINC II Inc.	MD	Loan Party	Ashford Inc.	100%	Stock
Premier Project Management LLC	MD	Loan Party	Ashford Hospitality Advisors LLC	100%	Member
Premier Architecture LLC	DE	Loan Party	Premier Project Management LLC	100%	Member
Kylemore Holdings LLC	DE	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Ashford Securities LLC	DE	Excluded Subsidiary	Kylemore Holdings LLC	100%	Member
Real Estate Advisory Holdings LLC	DE:	Excluded Subsidiary	Lismore Capital LLC	30%	Member
Ancillary Service Subsidiaries as of November 1, 2019:
Ashford Hospitality Services LLC	DE:	Excluded Subsidiary	Ashford Advisors, Inc.	100%	Member

Entity Name	State	Entity Designation	Equity Interests Owned By	Equity % of Owner	Equity Entity Type
Island Time Watersports (Caribbean) LLC	DE	Excluded Subsidiary	Red Hospitality & Leisure, LLC Troy Neill	95% 5%	Member Member
J&S Audio Visual Communications LLC	TX	Excluded Subsidiary	Presentation Technologies, LLC	100%	Member
J&S Audio Visual Dominican Republic L.P.	TX	Excluded Subsidiary	J&S DR GP, LLC PT DR Holdings, LLC	1% 99%	GP LP
J&S Audio Visual Mexico S. de R.L.	Mex	Excluded Subsidiary	J&S Audio Visual communications LLC Presentation Technologies, LLC	97.05% 2.95%	Member Member
J&S DR GP, LLC	DE:	Excluded Subsidiary	Presentation Technologies, LLC	100%	Member
PRE Opco, LLC	DE:	Excluded Subsidiary	Ashford Hospitality Services LLC PAFR, LLC (third party) Brault Enterprises, LLC (third party)	70% 20% 10%	Member Member Member
Presentation Technologies, LLC	DE:	Excluded Subsidiary	PT Holdco, LLC PT Intermediate, LLC (third party)	85% 15%	Member Member
PT DR Holdings, LLC		Excluded Subsidiary	Presentation Technologies, LLC	100%	Member
PT Holdco, LLC	DE:	Excluded Subsidiary	Ashford Hospitality Services, LLC	100%	Member
Real Estate Advisory Holdings LLC	DE:	Excluded Subsidiary	Lismore Capital LLC	30%	Member
RED Catamaran One, LLC	DE:	Excluded Subsidiary	Island Time Watersports (Caribbean) LLC	100%	Member
RED Catamaran Two LLC	DE:	Excluded Subsidiary	Island Time Watersports (Caribbean) LLC	100%	Member
RED Ferry Services LLC	DE:	Excluded Subsidiary	Island Time Watersports (Caribbean) LLC	100%	Member

Entity Name	State	Entity Designation	Equity Interests Owned By	Equity % of Owner	Equity Entity Type
RED Hospitality & Leisure Key West, LLC	DE:	Excluded Subsidiary	RED Hospitality & Leisure LLC	100%	Member
RED Hospitality & Leisure LLC	DE:	Excluded Subsidiary	Ashford Hospitality Services, LLC Chris Batchelor (third party)	85% 15%	Member Member
RED Island Dinghy Vessel, LLC	DE:	Excluded Subsidiary	Island Time Watersports (Caribbean) LLC	100%	Member
RED Island Soul Vessel, LLC	DE:	Excluded Subsidiary	Island Time Watersports (Caribbean) LLC	100%	Member
RED Island Time Vessel, LLC	DE:	Excluded Subsidiary	Island Time Watersports (Caribbean) LLC	100%	Member
RED Marine Key West, LLC	DE:	Excluded Subsidiary	RED Hospitality & Leisure Key West, LLC	100%	Member
Marietta Leasehold GP LLC	DE:	Excluded Subsidiary	Ashford Hospitality Advisors LLC	100%	Member
Marietta Leasehold L.P.	DE:	Excluded Subsidiary	Marietta Leasehold GP LLC Ashford Hospitality Advisors LLC	0.1% 99.9%	GP LP
Remington Holdings, L.P.	DE:	Excluded Subsidiary	Remington Holdings GP, LLC Ashford Hospitality Services LLC	0.1% 99.9%	GP LP
Remington Holdings GP, LLC	DE:	Excluded Subsidiary	Ashford Hospitality Services LLC	100%	Member
Remington Long Island Employers, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Boston Employers, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Costa Mesa Employers, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Anchorage Employers, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member

Entity Name	State	Entity Designation	Equity Interests Owned By	Equity % of Owner	Equity Entity Type
Remington Philly Employers, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Parsippany Employers, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Lodging & Hospitality, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Hotels, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Lodging & Hospitality — Annapolis LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	98%	Member
WQ Hotel Management, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Lodging & Hospitality — Linthicum, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	98%	Member
Remington Alexandria Employers, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member
Remington Midtown Manhattan Employers, LLC	DE:	Excluded Subsidiary	Remington Holdings, L.P.	100%	Member

Part (b) — Other Equity Investments of Loan Parties:

1.              AINC Kalibri Holdco LLC owns an approximately 2.3085% equity interest in Kalibri Labs, LLC.

2.              Ashford Lending Corporation owns 49.72% of the Voting Preferred Stock of OpenKey, Inc.

Part (c) — Equity Interests in Loan Parties:

Loan Party	Equity Interests Owned By	Equity % of Owner	Equity Interest Type
AINC Kalibri Holdco LLC	Ashford Hospitality Advisors LLC	100%	Member
Ashford Advisors, Inc.	Ashford Hospitality Holdings LLC	100%	Stock
Ashford Hospitality Advisors LLC	Ashford Advisors, Inc.	100%	Member
Ashford Hospitality Holdings LLC	Ashford OAINC, Inc. Unitholders Ashford Inc. Ashford OAINC II Inc.	99.8% 0.2% 0% 0%	Member Member Preferred Member Preferred Member
Ashford Lending Corporation	Ashford Hospitality Advisors LLC	100%	Stock
Ashford Inc.	Public shareholders	100%	Stock
Lismore Capital LLC	Ashford Hospitality Advisors LLC	100%	Member
Ashford OAINC, Inc.	Ashford OAINC II Inc.	100%	Stock
Ashford OAINC II Inc.	Ashford Inc.	100%	Stock
Premier Project Management LLC	Ashford Hospitality Advisors LLC	100%	Member
Premier Architecture LLC	Premier Project Management LLC	100%	Member

Part (d) — Loan Party Information:

Loan Party	Jurisdiction of Organization	Tax ID #.	Chief Executive Office/ Sole Place of Business
AINC Kalibri Holdco LLC	DE	47-4115100	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Ashford Advisors, Inc.	DE	47-5064999	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Ashford Hospitality Advisors LLC	DE:	46-2496748	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Ashford Hospitality Holdings LLC	DE:	82-1144434	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Ashford Lending Corporation	DE:	47-1296460	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Ashford OAINC, Inc.	MD:	46-5292553	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Ashford OAINC II Inc.	MD:	82-5237353	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Lismore Capital LLC	DE:	82-1927994	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Premier Project Management LLC	MD:	32-0569521	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Premier Architecture LLC	DE:	84-1960043	14185 Dallas Parkway, STE 1100 Dallas, TX 75254
Ashford Inc.	NE	84-2331507	14185 Dallas Parkway, STE 1100 Dallas, TX 75254